UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2015

Synergy Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35268	33-0505269
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

420 Lexington Avenue, Suite 2012

New York, NY 10170

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0020

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 - Submission of Matters to a Vote of Security Holders

The 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of Synergy Pharmaceuticals Inc. (the “Company”) was held on June 8, 2015.  At the Annual Meeting, the shareholders voted on the following four (4) proposals and cast their votes as described below.

Proposal 1 — Election of Directors

The following six (6) individuals were elected as directors, to serve until the 2016 Annual Meeting of Shareholders or their successors are elected and qualified with the following votes:

Name of Director	Votes For	Votes Against	Abstentions	Broker Non- Votes
Gary S. Jacob	44,920,857	0	1,916,384	19,825,304
Melvin K. Spigelman	42,264,798	0	4,572,443	19,825,304
John P. Brancaccio	40,736,305	0	6,100,936	19,825,304
Thomas H. Adams	42,651,573	0	4,185,668	19,825,304
Christopher McGuigan	46,255,147	0	582,094	19,825,304
Alan F. Joslyn	45,324,393	0	1,512,848	19,825,304

Proposal 2 — Amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended

The shareholders approved and adopted an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 200,000,000 to 350,000,000 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non- Votes
61,777,662	4,628,425	256,455	3

Proposal 3 — Amendment to the Company’s 2008 Equity Incentive Compensation Plan, as amended

The shareholders approved and adopted an amendment to the Company’s 2008 Equity Compensation Incentive Plan, as amended (the “Plan”) to increase the number of shares of Company common stock reserved for issuance under the Plan from 15,000,000 to 30,000,000 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non- Votes
34,255,974	12,486,766	94,499	19,825,306

Proposal 4 — Ratification of the appointment of BDO USA, LLP

The shareholders ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 based on the votes listed below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,171,662	311,087	179,795	1

Each of the items considered at the Annual Meeting is described in further detail in the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2015.  No item other than the four items addressed above and described in the Definitive Proxy Statement was submitted at the Annual Meeting for shareholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:           June 9, 2015

SYNERGY PHARMACEUTICALS INC.

By:	/s/ Gary S. Jacob
Gary S. Jacob, Ph.D.
President and Chief Executive Officer